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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 MARCH 31, 2000
                     (AMENDING REPORT OF FEBRUARY 28, 2000)

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                         E-NET FINANCIAL.COM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     NEVADA                         0-24512                   84-1273503
(STATE OR OTHER                   (COMMISSION               (IRS EMPLOYER
 JURISDICTION                      FILE NUMBER)          IDENTIFICATION NO.)
OF INCORPORATION)

              3200 BRISTOL STREET, SUITE 700, COSTA MESA, CA 92626
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (714) 557-2222
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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             2102 BUSINESS CENTER DR., SUITE 115E, IRVINE, CA 92612
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS OR EXHIBITS

(a) Financial Statements of Business Acquired.

     (1)  VPN.COM JV Partners.

          Restated Audited Financial Statements for the Fiscal Year Ended December 21, 1999, Exhibit 1.

(b) Exhibits.

     1    VPN.COM JV Partners Financial Statements
     27   Financial Data Schedule

All other exhibits applicable were previously filed with the Form 8-K dated January 27, 2000.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DATE MARCH 31, 2000                         E-NET FINANCIAL.COM CORPORATION

                                                  /s/ Michael Roth
                                                  ---------------------------
                                                  Michael Roth, President